Commitments and contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Commitments and contingencies.
Commitments and contingencies

Note 10 - Commitments and contingencies

The following table illustrates our contractual obligations and commercial commitments by due date as of June 30, 2020:

		Less than 1			More than
(dollars in thousands)	Total	year	1-3 years	3-5 years	5 years
Operating lease obligations	$12,076	$647	$1,879	$1,993	$7,557
Construction holdbacks	260,401	230,435	29,966	—	—
Total	$272,477	$231,082	$31,845	$1,993	$7,557

Our commitments and contingencies include usual obligations incurred by real estate lending companies in the normal course of business. These include interest reserves and construction holdbacks as disclosed in Note 4. In addition, on March 18, 2020, we signed a new ten-year lease agreement for our Seattle headquarters which is expected to commence in the first or second quarter of 2021 upon completion of tenant improvements.

From time to time, we are named as a defendant in legal actions relating to transactions conducted in the ordinary course of business. Although there can be no assurance of the outcome of such legal actions, in the opinion of management, we do not have a potential liability related to any current legal proceeding or claim that would individually or in the aggregate materially affect our results of operations, financial condition or cash flows.

Concentration Risk

We originate primarily short-term loans secured by first deed of trust liens on residential and commercial real estate located in 13 states and the District of Columbia. Our loan portfolio is also concentrated within ten counties, the largest being Wasatch in Utah. As of June 30, 2020, the top ten counties make up 46.7% of the total committed amount of loans in our total portfolio.

Note 10 — Commitments and contingencies

The Company’s commitments and contingencies include usual obligations incurred by real estate companies in the normal course of business. These include interest reserves and construction holdbacks as disclosed in Note 4. In the opinion of management, these matters will not have a material adverse effect on the Company’s financial position and results of operations.

From time to time, the Company is named as a defendant in legal actions relating to transactions conducted in the ordinary course of business. Although there can be no assurance of the outcome of such legal actions, in the opinion of management, the Company does not have a potential liability related to any current legal proceeding or claim that would individually or in the aggregate materially affect its results of operations, financial condition or cash flows.

Concentration Risk

The Company originates primarily short-term commercial and single-family construction and land development mortgage notes receivable secured by first deeds of trust, mortgages or legal title in real property located in 14 states and the District of Columbia. The Company's loan portfolio is also concentrated within ten counties, the largest being King County, Washington, which comprises the cities of Seattle and Bellevue. As of December 31, 2019, the top ten counties make up 54.6% of the face amount of loans in the Company's total portfolio.